UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of principal executive office)

Registrant’s telephone number, including area code: (201) 868-5959

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VSI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 7, 2019, Vitamin Shoppe, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Liberty Tax, Inc., a Delaware corporation (“Parent”), and, Valor Acquisition, LLC, a Delaware limited liability company, a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Parent. Capitalized terms used herein but not otherwise defined have the meaning ascribed to such terms in the Merger Agreement.

As a result of the Merger, each share of Company Common Stock outstanding as of immediately prior to the Effective Time (other than (1) Owned Company Shares, (2) Converted Company Shares or (3) Dissenting Company Shares) will automatically be cancelled, extinguished and converted into the right to receive cash in an amount equal to $6.50, without interest thereon (the “Per Share Price”).

The Merger Agreement provides that, at the Effective Time, (1) each Company RSU outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to (a) the amount of the Per Share Price multiplied by (b) the total number of shares of Company Common Stock subject to such Company RSU, (2) each Company PSU outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to (a) the amount of the Per Share Price multiplied by (b) the number of shares of Company Common Stock subject to such Company PSU, as determined in accordance with the applicable Company PSU award agreement, (3) each Company Option outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to (a) the amount of the Per Share Price (less the exercise price per share attributable to such Company Option) multiplied by (b) the total number of shares of Company Common Stock issuable upon exercise in full of such Company Option (with Company Options whose exercise price is equal to or less than the Per Share Price being cancelled for no consideration), and (4) each share of Company Restricted Stock outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into an amount in cash, without interest, equal to (a) the amount of the Per Share Price multiplied by (b) the total number of shares of Company Restricted Stock.

The Merger Agreement also provides for a “go-shop” period beginning on the date of the Merger Agreement and continuing until 12:01 a.m. (New York time) on September 6, 2019 (such date, the “No-Shop Period Start Date”), giving the Company the right to actively solicit alternative acquisition proposals from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative acquisition proposals. However, from the No-Shop Period Start Date until the earlier of the termination of the Merger Agreement and the Effective Time, the Company will be subject to “no-shop” restrictions on its ability to engage in such actions, subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an alternative acquisition proposal if the Company Board (or the Company Special Committee) determines in good faith (after consultation with its financial advisor and outside legal counsel) that such alternative acquisition proposal either (1) constitutes a Superior Proposal or (2) is reasonably likely to lead to a Superior Proposal.

The consummation of the Merger is subject to certain customary conditions, including, but not limited to, the (1) the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote on the Merger; (2) expiration or termination of any waiting periods applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (3) absence of any Law or injunction (whether temporary, preliminary or permanent) enacted or issued by any Governmental Authority of competent jurisdiction prohibiting or otherwise making illegal the consummation of the Merger; (4) accuracy of representations and warranties, subject to specified materiality thresholds; (5) compliance with covenants, obligations and conditions in the Merger Agreement in all material respects; and (6) the absence of a material adverse effect on the Company.

The Merger Agreement contains certain termination rights, including the right of the Company to terminate the Merger Agreement to accept a Superior Proposal, subject to specified conditions and limitations, and provides that, upon termination of the Merger Agreement by the Company or Parent upon specified conditions, the Company will be required to pay Parent a termination fee of (i) $3,240,000 if the Merger Agreement is terminated in connection with an alternative acquisition proposal made by an Excluded Party or (ii) $5,670,000 if the Merger Agreement is terminated in certain other circumstances. Upon termination of the Merger Agreement by the Company or Parent under specified conditions, Parent will be required to pay the Company a termination fee of $11,340,000. In addition, subject to certain exceptions and limitations, either party may terminate the Merger Agreement if the Merger is not consummated by 11:59 p.m. (New York time) on May 7, 2020.

Parent has obtained debt financing commitments from two financial institutions and an equity financing commitment from Tributum, L.P., an affiliate of Vintage Capital Management, LLC (“Vintage”), for the purpose of funding the aggregate purchase price at the Effective Time and paying related fees and expenses with respect to the Merger, each subject to certain terms and conditions.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in the confidential Company Disclosure Letter provided by the Company to Parent in connection with the signing of the Merger Agreement. The confidential Company Disclosure Letter contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Parent rather than establishing matters as facts. In addition, investors are not third party beneficiaries under the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterizations of the actual state of facts about the Company.

Voting Agreement

In connection with the Company entering into the Merger Agreement, Vintage Fourteen, L.P., an affiliate of Vintage (which holds approximately 14.8% of the total issued and outstanding shares of Company Common Stock as of August 7, 2019), entered into a voting agreement (the “Voting Agreement”) pursuant to which it has committed to vote its shares of Company Common Stock in favor of, and to take certain other actions in furtherance of, the transactions contemplated by the Merger Agreement, including the Merger. The Voting Agreement will terminate upon the earliest to occur of (1) the Effective Time, (2) the valid termination of the Merger Agreement, (3) the occurrence of a Company Board Recommendation Change, (4) the conclusion of the Company Stockholder Meeting, and (5) certain other circumstances related to the amendment, waiver or modification of the Merger Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 8.01	Other Events.

On August 8, 2019, the Company, issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of August 7, 2019, by and among Vitamin Shoppe, Inc., Liberty Tax, Inc., and Valor Acquisition, LLC.

10.1	Voting Agreement, dated as of August 7, 2019, by and among Vitamin Shoppe, Inc. and each person identified on Schedule A thereto.

99.1	Press release, dated as of August 8, 2019.

*

Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the United States Securities and Exchange Commission upon request.

Information Additional and Where to Find It

In connection with the proposed transaction, the Company intends to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the proxy statement and other documents filed by the Company with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, http://investors.vitaminshoppe.com.

Certain Information Regarding Participants

The Company and its directors and certain executive officers and employees may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 29, 2018, filed with the SEC on February 26, 2018 and proxy statement for its 2019 annual meeting of stockholders, filed with the SEC on April 25, 2019. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by the Company with the SEC in respect of the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction with Liberty Tax, Inc. (“Liberty Tax”). These statements are subject to various risks and uncertainties, many of which are outside our control, including, among others, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain the requisite stockholder approval of the proposed transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the proposed transaction; the effect of the announcement or pendency of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom it does business, or on its operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the proposed transaction; legal proceedings related to the proposed transaction; uncertainties as to Liberty Tax’s ability to obtain financing in order to consummate the proposed transaction; and costs, charges or expenses resulting from the proposed transaction. Actual results may differ materially from anticipated results or outcomes discussed in any forward-looking statement. Additional factors that could cause actual results to differ materially from forward-looking statements include the strength of the economy; changes in the overall level of consumer spending; the performance of the Company’s products within the prevailing retail environment; implementation of our strategy; compliance with regulations, certifications and best practices with respect to the development, manufacture, sale and marketing of the Company’s products; management changes; maintaining appropriate levels of inventory; changes in tax policy; ecommerce relationships; disruptions of manufacturing, warehouse or distribution facilities or information systems; regulatory environment and other specific factors discussed herein and in other SEC filings by the Company (including the Company’s reports on Forms 10-K and 10-Q filed with the SEC). The Company believes that all forward-looking statements are based on reasonable assumptions when made; however, the Company cautions that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes with certainty and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made and the Company undertakes no obligation to update these statements in light of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.
Date: August 8, 2019
	By:	/s/ David M. Kastin
	Name:	David M. Kastin
	Title:	Senior Vice President, General Counsel and Corporate Secretary

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